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                                                                    EXHIBIT 4(a)

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
                                                                                              COMMON SHARES

                  NUMBER                                                             THIS CERTIFICATE IS TRANSFERABLE
           CU                                                                                IN NEW YORK

                                                                                            CUSIP 185896 10 7
                                                                                  SEE REVERSE FOR CERTAIN DEFINITIONS



                                                      [GRAPHIC]


                   INCORPORATED UNDER THE                               LAWS OF THE STATE OF OHIO.
                                                 CLEVELAND-CLIFFS INC
                    CERTIFICATE NUMBER          REFERENCE        DATE               SHARES


              THIS CERTIFIES THAT                                                      COUNTERSIGNED AND REGISTERED:


                                                                                           FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                                                                                              TRANSFER AGENT
                                                                                                              AND REGISTRAR.
                                                                                        BY
                                                                                           Joseph F. Spadaford


             IS THE OWNER OF                                                                                  AUTHORIZED SIGNATURE

                            FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF THE PAR VALUE OF ONE DOLLAR EACH OF

Cleveland-Cliffs Inc, transferable on the books of the Company by the registered holder in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of the Company filed in the office of the Secretary of State of Ohio (copies of which are on file with the Company and with the Transfer Agent) to which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
      Witness the seal of the Company and the                             signatures of its duly authorized officers.



            /s/ John E. Lenhard       [CLEVELAND-CLIFFS INC CORPORATE SEAL]       /s/ M. Thomas Moore
                     SECRETARY                                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER
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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulation:

TEN COM  --as tenants in common     UNIF GIFT MIN ACT--......Custodian......
                                                              (Cust)   (Minor)
TEN ENT  --as tenants by the entireties          under Uniform Gifts to Minors

JT TEN   --as joint tenants with right of
           survivorship and not as tenants       Act.....................
           in common                                       (State)
      Additional abbreviations may also be used though not in the above list.

                             CLEVELAND-CLIFFS INC

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        A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF ALL OTHER CLASSES AND SERIES OF SHARES
WHICH CLEVELAND-CLIFFS INC IS AUTHORIZED TO ISSUE WILL BE MAILED TO ANY SHAREHOLDER WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT
FROM SUCH SHAREHOLDER OF A WRITTEN REQUEST THEREFOR. SUCH REQUESTS SHOULD BE ADDRESSED TO THE SECRETARY OF CLEVELAND-CLIFFS INC,
18TH FLOOR, DIAMOND BUILDING, 1100 SUPERIOR AVENUE, CLEVELAND, OHIO 44114-2589.

  FOR VALUE RECEIVED        HEREBY SELL, ASSIGN AND TRANSFER UNTO                                     X
PLEASE INSERT SOCIAL SECURITY OR OTHER                                                                NOTICE: THE SIGNATURE TO THIS
IDENTIFYING NUMBER OF ASSIGNEE                                                                        ASSIGNMENT MUST CORRESPOND
----------------------                                                                                WITH THE NAME AS WRITTEN UPON
________________________________________________________________________________                      THE FACE OF THE CERTIFICATE,
                                                                                                      IN EVERY PARTICULAR, WITHOUT
________________________________________________________________________________                      ALTERATION OR ENLARGEMENT, OR
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE.                     ANY CHANGE WHATEVER.

__________________________________________________________________________

__________________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY
CONSTITUTE AND APPOINT _________________________________________________________

________________________________________________________________________________
ATTORNEY, TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED
COMPANY, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
DATED, _____________________

                x
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        This Certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between
Cleveland-Cliffs Inc and Society National Bank, dated as of September 8, 1987, amended and restated as of November 19, 1991 and as may be further amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Cleveland-Cliffs Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this Certificate.
Cleveland-Cliffs Inc will mail to the holder of this Certificate a copy of the Rights Agreement without charge within five business days after receipt of a written request therefor. Under certain circumstances, Rights beneficially owned by an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void.

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